EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF UA GRANITE CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of UA Granite Corporation for the quarter ended September 30, 2014, the undersigned, Myroslav Tsapaliuk, President and Chief Executive Officer, principal accounting officer and principal financial officer, of UA Granite Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of UA Granite Corporation

Date: November 13, 2014	/s/ Myroslav Tsapaliuk
Myroslav Tsapaliuk
President, Chief Executive Officer, Chief Financial Officer, and Treasurer (principal executive officer, principal accounting officer and principal financial officer)